UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2013

LIFE PARTNERS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Commission File No. 0-7900

Texas	74-2962475
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

204 Woodhew Waco, Texas	73712
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 254-751-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure

Life Partners Holdings, Inc. (“we”) are furnishing as Exhibit 99.1 a copy of the whistleblower complaint filed on our behalf by our CEO, Brian D. Pardo. The complaint concerns naked short selling activity in our common stock. An information sheet regarding the filing and complaint was filed on a Form 8-K report dated June 19, 2013.

The information in this Item 7.01 and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific referencing in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is provided in connection with Regulation FD.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Complaint[1]

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 20, 2013

Life Partners Holdings, Inc.
By: /s/ R. Scott Peden
___________________________________
R. Scott Peden
Secretary and General Counsel

[1]	We have requested confidential treatment for certain information in this exhibit.

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EXHIBIT INDEX

Number	Description

99.1	Complaint

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